SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details Narrative)	Dec. 31, 2025 USD ($) $ / shares	Dec. 31, 2025 HKD ($) $ / shares	Sep. 17, 2025 $ / shares	Dec. 31, 2024 USD ($)	Dec. 31, 2024 HKD ($)	Dec. 31, 2023 HKD ($)
Accounting Policies [Abstract]
Fixed exchange rate price | (per share)	$ 1.00	$ 7.8	$ 4.0
Allowance for credit losses	$ 1,118,882	$ 8,727,283		$ 128,344	$ 1,001,086	$ 493,720
Salaries	192	1,500
Deferred offering costs	$ 2,018,322	$ 15,721,911